UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:  811- 08342

Strategic Income Portfolio
(Exact Name of registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)

Alan R. Dynner
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Services)

(617) 482-8260
(registrant’s Telephone Number)

October 31
Date of Fiscal Year End

April 30, 2006
Date of Reporting Period

Item 1. Reports to Stockholders

Strategic Income Portfolio as of April 30, 2006

PORTFOLIO OF INVESTMENTS

Bonds & Notes — 85.1%
Security	Principal		U.S. $ Value
Brazil — 0.7%
Republic of Brazil, 12.50%, 1/5/16	BRL	6,870,000	$3,310,576
Total Brazil (identified cost $2,810,806)			$3,310,576
Chile — 0.6%
JP Morgan Chilean Inflation Linked Note, 7.433%, 11/17/15		$3,000,000	$3,103,800
Total Chile (identified cost $3,000,000)			$3,103,800
Colombia — 3.2%
Republic of Colombia, 11.75%, 3/1/10	COP	31,990,000,000	$15,032,734
Total Colombia (identified cost $15,435,830)			$15,032,734
Egypt — 4.3%
Egyptian Treasury Bill, 0.00%, 5/9/06	EGP	6,150,000	$1,066,577
Egyptian Treasury Bill, 0.00%, 5/23/06	EGP	16,500,000	2,854,035
Egyptian Treasury Bill, 0.00%, 6/27/06	EGP	33,500,000	5,747,107
Egyptian Treasury Bill, 0.00%, 7/18/06	EGP	16,750,000	2,859,522
Egyptian Treasury Bill, 0.00%, 9/5/06	EGP	16,000,000	2,700,507
Egyptian Treasury Bill, 0.00%, 12/5/06	EGP	16,000,000	2,644,505
Egyptian Treasury Bill, 0.00%, 2/27/07	EGP	15,410,000	2,499,157
Total Egypt (identified cost $20,445,943)			$20,371,410
Indonesia — 2.1%
APP Finance VI, 0.00%, 11/18/12(1)(2)(3)		$4,000,000	$82,500
APP Finance VII, 3.50%, 4/30/03(1)(2)(3)		2,000,000	75,000
DGS International Finance, 10.00%, 6/1/07(1)(3)		2,000,000	38,500
Indah Kiat International Finance, 12.50%, 6/15/06(1)(3)		1,000,000	646,250
Indonesia Recapital, 14.00%, 6/15/09	IDR	76,000,000,000	9,188,567
Total Indonesia (identified cost $14,894,051)			$10,030,817

Security	Principal		U.S. $ Value
Morocco — 0.1%
Snap Ltd., 11.50%, 1/29/09(9)	DEM	537,428	$347,861
Total Morocco (identified cost $278,498)			$347,861
Philippines — 0.1%
Bayan Telecommunications, 13.50%, 7/15/06(1)(3)(4)		$2,000,000	$735,000
Total Philippines (identified cost $1,917,237)			$735,000
United States — 74.0%
Corporate Bonds & Notes — 0.8%
Baltimore Gas and Electric, 6.73%, 6/12/12		$400,000	$416,534
BellSouth Capital Funding, 6.04%, 11/15/26		300,000	300,928
Coca-Cola Enterprise, 7.00%, 10/1/26		375,000	405,346
Eaton Corp., 8.875%, 6/15/19		500,000	619,589
Ford Holdings, 9.30%, 3/1/30		1,000,000	815,000
Ingersoll-Rand Co., 6.48%, 6/1/25		1,050,000	1,083,153
Total Corporate Bonds & Notes (identified cost, $3,764,763)			$3,640,550
Collateralized Mortgage Obligations — 10.5%
Federal Home Loan Mortgage Corp., Series 1548, Class Z, 7.00%, 7/15/23		$1,108,224	$1,141,013
Federal Home Loan Mortgage Corp., Series 1817, Class Z, 6.50%, 2/15/26		930,904	951,183
Federal Home Loan Mortgage Corp., Series 1927, Class ZA, 6.50%, 1/15/27		3,556,812	3,636,864
Federal Home Loan Mortgage Corp., Series 4, Class D, 8.00%, 12/25/22		836,914	880,852
Federal National Mortgage Association, Series 1992-180, Class F, 6.12%, 10/25/22(5)		3,739,984	3,850,938
Federal National Mortgage Association, Series 1993-104, Class ZB, 6.50%, 7/25/23		1,176,337	1,203,243
Federal National Mortgage Association, Series 1993-141, Class Z, 7.00%, 8/25/23		2,770,237	2,873,104
Federal National Mortgage Association, Series 1993-16, Class Z, 7.50%, 2/25/23		3,746,010	3,945,756
Federal National Mortgage Association, Series 1993-79, Class PL, 7.00%, 6/25/23		2,519,379	2,606,559
Federal National Mortgage Association, Series 1994-63, Class PJ, 7.00%, 12/25/23		6,153,465	6,185,408

See notes to financial statements

Strategic Income Portfolio as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal	U.S. $ Value
United States (continued)
Federal National Mortgage Association, Series 1994-79, Class Z, 7.00%, 4/25/24	$3,314,044	$3,438,098
Federal National Mortgage Association, Series 1994-89, Class ZQ, 8.00%, 7/25/24	2,133,725	2,280,795
Federal National Mortgage Association, Series 1996-35, Class Z, 7.00%, 7/25/26	825,804	857,917
Federal National Mortgage Association, Series 2000-49, Class A, 8.00%, 3/18/27	2,820,610	2,984,723
Federal National Mortgage Association, Series 2001-37, Class GA, 8.00%, 7/25/16	731,608	762,431
Federal National Mortgage Association, Series G93-1, Class K, 6.675%, 1/25/23	4,050,181	4,167,244
Government National Mortgage Association, Series 2001-35, Class K, 6.45%, 10/26/23	916,030	935,559
Government National Mortgage Association, Series 2002-48, Class OC, 6.00%, 9/16/30	5,000,000	5,043,482
Merrill Lynch Trust, Series 45, Class Z, 9.10%, 9/20/20	2,225,819	2,225,819
Total Collateralized Mortgage Obligations (identified cost, $51,540,803)		$49,970,988
Mortgage Pass-Throughs — 61.1%
Federal Home Loan Mortgage Corp.:
4.841% with maturity at 2023(6)	$2,117,874	$2,153,798
6.00% with maturity at 2024	8,204,081	8,284,169
6.50% with various maturities to 2024	5,725,358	5,878,784
7.00% with various maturities to 2024	3,810,027	3,975,747
7.31% with maturity at 2026	803,523	844,221
7.50% with various maturities to 2026	8,546,726	9,020,144
7.95% with maturity at 2022	1,046,726	1,121,875
8.00% with various maturities to 2021	342,666	355,702
8.15% with maturity at 2021	761,327	771,859
8.30% with maturity at 2021	566,253	612,020
8.47% with maturity at 2018	491,803	531,232
8.50% with various maturities to 2028	3,671,809	4,000,367
9.00% with various maturities to 2027	2,280,637	2,507,894
9.25% with various maturities to 2016	324,773	334,370
9.50% with various maturities to 2027	852,727	947,251
9.75% with various maturities to 2020	81,991	87,572
10.00% with various maturities to 2025	753,176	835,511
10.25% with maturity at 2013	208,905	218,052
10.50% with various maturities to 2021	1,315,403	1,489,932
11.00% with various maturities to 2019	2,162,552	2,439,622
11.25% with maturity at 2010	26,129	28,046
12.50% with various maturities to 2019	271,435	307,369
12.75% with maturity at 2013	21,606	23,597
13.25% with maturity at 2013	4,356	4,896
13.50% with maturity at 2019	24,490	27,809
		$46,801,839

Security	Principal	U.S. $ Value
United States (continued)
Federal National Mortgage Association:
4.44% with various maturities to 2033(6)	$47,665,079	$47,762,725
4.541% with maturity at 2035(6)	13,960,941	14,018,788
4.546% with various maturities to 2035(6)	97,835,070	98,234,662
4.597% with maturity at 2022(6)	5,108,203	5,116,186
4.696% with maturity at 2025(6)	3,602,396	3,613,266
4.883% with maturity at 2023(6)	685,062	686,597
4.896% with maturity at 2024(6)	3,226,970	3,235,828
5.834% with maturity at 2028(6)	1,096,795	1,108,495
6.50% with various maturities to 2028	8,261,849	8,465,669
7.00% with various maturities to 2024	1,972,383	2,049,240
7.50% with various maturities to 2026	12,971,372	13,573,097
8.00% with various maturities to 2028	15,100,132	16,165,301
8.50% with various maturities to 2026	455,994	475,716
8.91% with maturity at 2010	209,611	217,889
9.00% with various maturities to 2024	1,583,986	1,713,285
9.03% with maturity at 2028	2,237,939	2,446,719
9.50% with various maturities to 2030	3,258,648	3,612,971
10.50% with maturity at 2020	174,822	199,125
11.00% with various maturities to 2025	198,986	222,999
11.50% with maturity at 2019	191,639	216,515
12.00% with maturity at 2015	136,867	155,151
12.50% with maturity at 2015	699,841	792,334
12.75% with maturity at 2014	14,854	16,343
13.00% with various maturities to 2015	282,239	325,092
13.50% with various maturities to 2015	130,847	150,026
14.75% with maturity at 2012	435,711	509,112
		$225,083,131
Government National Mortgage Association:
7.00% with various maturities to 2024	$3,843,942	$4,010,745
7.50% with various maturities to 2028	4,733,446	5,016,097
7.75% with maturity at 2019	48,751	51,939
8.00% with various maturities to 2023	1,858,929	1,992,317
8.30% with various maturities to 2020	499,530	538,461
8.50% with various maturities to 2021	357,783	384,005
9.00% with various maturities to 2025	1,398,387	1,537,063
9.50% with various maturities to 2026	4,218,862	4,735,921
12.50% with maturity at 2019	325,650	369,501
13.50% with maturity at 2014	26,015	30,911
		$18,666,960
Total Mortgage Pass-Throughs (identified cost, $292,112,275)		$290,551,930
Auction Rate Certificates — 1.2%
Colorado Educational and Cultural Facilities Authority, (The Nature Conservancy), Variable Rate Demand Note, 4.85%, 7/1/32(6)	$2,475,000	$2,475,000

See notes to financial statements

Strategic Income Portfolio as of April 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal	U.S. $ Value
United States (continued)
Colorado Educational and Cultural Facilities Authority, (The Nature Conservancy), Variable Rate Demand Note, 4.95%, 7/1/33(6)	$3,000,000	$3,000,000
Total Auction Rate Certificates (identified cost, $5,475,000)		$5,475,000
U.S. Treasury Obligations — 0.4%
United States Treasury Bond, 7.875%, 2/15/21(7) — (identified cost, $1,821,282)	$1,500,000	$1,895,391
Total United States (identified cost $354,714,123)		$351,533,859
Total Bonds & Notes (identified cost, $413,496,488)		$404,466,057
Common Stocks — 0.1%
Security	Shares	Value
Indonesia — 0.1%
Business Services — 0.1%
APP China(1)	8,155	$438,331
		$438,331
Total Indonesia (identified cost $1,522,635)		$438,331
Total Common Stocks (identified cost $1,522,635)		$438,331
Commercial Paper — 9.7%
Security	Principal Amount (000's omitted)	Value
Asset One Securitization, LLC, 4.80%, 5/3/06	$21,000	$20,994,400
La Fayette Asset Securitization, LLC, 4.81%, 5/12/06	25,157	25,120,023
Total Commercial Paper (at amortized cost, $46,114,423)		$46,114,423

Time Deposit — 4.4%
Security	Principal	Value
Investors Bank and Trust Company Time Deposit, 4.86%, 5/1/06	$19,470,000	$19,470,000
Investors Bank and Trust Company Time Deposit, 4.86%, 5/1/06(8)	1,251,671	1,251,671
Total Time Deposit (at amortized cost, $20,721,671)		$20,721,671
Call Options Purchased — 0.5%
Security	Contracts (000's omitted)	Value
Kospi 200 Index, Expires 3/12/07, Strike Price 143.946	37,083	$1,802,933
Taiwan SE Index, Expires 3/12/07, Strike Price 6808.125	32	615,754
Total Call Options Purchased (identified cost, $641,472)		$2,418,687
Total Investments — 99.8% (identified cost, $482,496,689)		$474,159,169
Other Assets, Less Liabilities — 0.2%		$1,048,278
Net Assets — 100.0%		$475,207,447

BRL - Brazilian Real

COP - Colombian Peso

DEM - Deutsche Mark

EGP - Egyptian Pound

IDR - Indonesian Rupiah

(1)  Non-income producing security.

(2)  Convertible bond.

(3)  Defaulted security. Currently the issuer is in default with respect to interest payments and/or principal.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the aggregate value of the securities is $735,000 or 0.2% of the net assets.

(5)  Floating-Rate.

(6)  Adjustable rate securities. Rates shown are the rates at period end.

(7)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(8)  Security (or a portion thereof) has been segregated to cover swap contracts.

(9)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements

Strategic Income Portfolio as of April 30, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of April 30, 2006

Assets
Investments, at value (identified cost, $482,496,689)	$474,159,169
Cash	3,448
Receivable for investments sold	86,298
Receivable for open swap contracts	383,609
Interest and dividends receivable	2,651,368
Receivable for open forward foreign currency contracts	2,070,886
Total assets	$479,354,778
Liabilities
Payable for open forward foreign currency contracts	$1,396,608
Payable for open swap contracts	2,158,175
Payable for daily variation margin on open financial futures contracts	290,990
Payable to affiliate for investment advisory fees	170,193
Payable to affiliate for administration fees	57,366
Payable to affiliate for Trustees' fees	1,706
Accrued expenses	72,293
Total liabilities	$4,147,331
Net Assets applicable to investors' interest in Portfolio	$475,207,447
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$483,251,693
Net unrealized depreciation (computed on the basis of identified cost)	(8,044,246)
Total	$475,207,447

Statement of Operations

For the Six Months Ended
April 30, 2006

Investment Income
Interest (net of foreign taxes, $38,307)	$11,034,687
Dividends	27,396
Total investment income	$11,062,083
Expenses
Investment adviser fee	$1,001,291
Administration fee	342,863
Trustees' fees and expenses	5,917
Custodian fee	85,806
Legal and accounting services	49,349
Miscellaneous	22,193
Total expenses	$1,507,419
Deduct — Reduction of custodian fee	$321
Total expense reductions	$321
Net expenses	$1,507,098
Net investment income	$9,554,985
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$681,958
Financial futures contracts	2,208,180
Swap contracts	1,641,495
Foreign currency and forward foreign currency exchange contract transactions	5,407,200
Net realized gain	$9,938,833
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(184,565)
Financial futures contracts	716,137
Swap contracts	(354,913)
Foreign currency and forward foreign currency exchange contracts	890,032
Net change in unrealized appreciation (depreciation)	$1,066,691
Net realized and unrealized gain	$11,005,524
Net increase in net assets from operations	$20,560,509

See notes to financial statements

Strategic Income Portfolio as of April 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006	Year Ended October 31, 2005
From operations — Net investment income	$9,554,985	$12,219,840
Net realized gain from investments, financial futures contracts, swap contracts, foreign currency, and forward foreign currency exchange contract transactions	9,938,833	16,473,681
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	1,066,691	(6,003,853)
Net increase in net assets from operations	$20,560,509	$22,689,668
Capital transactions — Contributions	$258,764,502	$258,350,420
Withdrawals	(214,797,267)	(194,304,717)
Net increase in net assets from capital transactions	$43,967,235	$64,045,703
Net increase in net assets	$64,527,744	$86,735,371
Net Assets
At beginning of period	$410,679,703	$323,944,332
At end of period	$475,207,447	$410,679,703

See notes to financial statements

Strategic Income Portfolio as of April 30, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended		Year Ended October 31,
	April 30, 2006		2005	2004	2003	2002(1)	2001
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	0.66	%(2)	0.66%	0.68%	0.71%	0.77%	0.79%
Expenses after custodian fee reduction	0.66	%(2)	0.66%	0.68%	0.71%	0.77%	0.79%
Net investment income	4.18	%(2)	3.23%	3.10%	3.36%	5.88%	8.10%
Portfolio Turnover	28%		59%	55%	71%	63%	54%
Total Return(3)	4.69%		6.48%	6.97%	12.97%	5.25%	—
Net assets, end of period (000's omitted)	$475,207		$410,680	$323,944	$277,081	$190,453	$179,492

(1)  The Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in the ratio of net investment income to average net assets from 7.32% to 5.88%. Ratios for the periods prior to October 31, 2001 have not been restated to reflect this change in presentation.

(2)  Annualized.

(3)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements

Strategic Income Portfolio as of April 30, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as an open-end investment company. The Portfolio was organized as a trust under the laws of the State of New York in 1992. The Portfolio's investment objective is to provide a high level of income and total return by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At April 30, 2006, Eaton Vance Strategic Income Fund and Eaton Vance Medallion Strategic Income Fund held an approximate 92.2% and 7.7% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Most seasoned mortgage backed securities ("MBS") are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Debt securities (other than short-term obligations maturing in sixty days or less but including collateralized mortgage obligations and certain MBS), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Marketable securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and ask prices. When valuing foreign investments that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable or other instruments that have strong correlation to the fair-valued securities. Financial futures contracts and options thereon listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest or currency exchange rates and investment purposes. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

Strategic Income Portfolio as of April 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

E  When-Issued and Delayed Delivery Transactions — The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Written Options — The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

H  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

J  Reverse Repurchase Agreements — The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily.

K  Total Return Swaps — The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total

Strategic Income Portfolio as of April 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Portfolio does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

L  Credit Default Swaps — The Portfolio may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

M  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

N  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

O  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

P  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a

Strategic Income Portfolio as of April 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

percentage of average daily net assets (0.275% annually up to $500 million of average net assets) plus a percentage of gross income (i.e., income other than gains from the sale of investments and paydown gains/losses). Such percentages are reduced as average daily net assets and gross income exceed certain levels. For the six months ended April 30, 2006, the fee was equivalent to 0.44% (annualized) of the Portfolio's average net assets for such period and amounted to $1,001,291. An administration fee, computed at an effective annual rate of 0.15% (annualized) of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $342,863 for the six months ended April 30, 2006.

Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2006, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2006.

4  Investment Transactions

The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At April 30, 2006, the Portfolio had invested approximately 10.66% of its net assets or approximately $50,643,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, and including paydowns on mortgage backed securities, for the six months ended April 30, 2006 were as follows:

Purchases
Investments (non-U.S. Government)	$99,754,296
U.S. Government Securities	13,008,060
$112,762,356
Sales
Investments (non-U.S. Government)	$90,116,299
U.S. Government Securities	47,731,357
$137,847,656

5  Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2006 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date(s)	Deliver	In exchange for	Net Unrealized Appreciation (Depreciation)
05/02/06	Australian Dollar 10,200,000	United States Dollar 7,524,693	(214,557)

Strategic Income Portfolio as of April 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Settlement Date(s)	Deliver	In exchange for	Net Unrealized Appreciation (Depreciation)
05/08/06	Canadian Dollar	United States Dollar
	8,500,000	7,469,901	(117,082)
05/10/06	Colombian Peso 17,170,000,000	United States Dollar 7,351,745	120,329
05/03/06	Euro 57,713	United States Dollar 72,886	188
05/15/06	Euro 4,000,000	United States Dollar 4,862,780	(179,588)
05/01/06	Japenese Yen 1,423,000,000	United States Dollar 12,018,581	(442,014)
05/15/06	Japanese Yen 1,423,000,000	United States Dollar 12,414,579	(68,390)
			$(901,114)
Purchases
Settlement Date(s)	In exchange for	Deliver	Net Unrealized Appreciation (Depreciation)
05/02/06	Australian Dollar 10,200,000	United States Dollar 7,452,120	287,130
05/10/06	Colombian Peso 17,170,000,000	United States Dollar 7,400,862	(169,446)
05/03/06	Euro 32,534,942	Slovakia Koruna 1,212,532,000	89,318
05/12/06	Indonesian Rupiah 113,000,000,000	United States Dollar 12,755,390	96,472
05/05/06	Icelandic Kroner 773,754,000	Euro 8,310,999	(41,665)
05/12/06	Icelandic Kroner 760,296,000	Euro 8,158,558	(47,808)
05/01/06	Japanese Yen 1,423,000,000	United States Dollar 12,391,153	69,443
05/10/06	Kenya Shilling 71,850,000	United States Dollar 1,008,209	2,338
05/30/06	Korean Won 26,857,000,000	United States Dollar 28,372,068	124,522
05/10/06	Mexican Peso 191,340,000	United States Dollar 17,315,005	(65,964)
05/23/06	Malaysian Ringgit 52,900,000	United States Dollar 14,472,532	135,042
05/30/06	Malaysian Ringgit 26,900,000	United States Dollar 7,399,868	30,400
05/22/06	Philippine Peso 385,800,000	United States Dollar 7,494,172	(50,094)
05/30/06	Philippine Peso 740,000,000	United States Dollar 14,247,483	24,405
05/08/06	Romanian Leu 17,700,000	Euro 5,063,094	31,629
05/15/06	Romanian Leu 14,452,000	United States Dollar 5,012,660	219,898

Settlement Date(s)	In exchange for	Deliver	Net Unrealized Appreciation (Depreciation)
05/18/06	Romanian Leu 10,400,000	Euro 2,977,639	10,478
10/27/06	Romanian Leu 27,425,000	Euro 7,432,249	365,779
05/03/06	Slovakia Koruna 709,532,000	Euro 18,923,881	91,898
05/11/06	Slovakia Koruna 704,790,000	Euro 18,771,374	121,535
05/24/06	Slovakia Koruna 709,532,000	Euro 18,973,879	19,454
05/02/06	Turkish Lira 7,035,600	United States Dollar 5,195,392	129,464
05/11/06	Turkish Lira 17,953,000	United States Dollar 13,461,048	101,164
			$1,575,392
Futures Contracts

Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
06/06	80 Nikkei 225	Long	$6,260,000	$6,774,000	$514,000
06/06	18 DAX Index	Long	3,328,216	3,416,643	88,427
06/06	46 Japan 10 Year Bond	Short	(54,209,107)	(53,411,559)	797,548
					$1,399,975

Descriptions of the underlying instruments to Futures Contracts: Nikkei 225: The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. DAX Index: The German Stock Index is a total return index of 30 selected blue chip stocks traded on the Frankfurt Stock Exchange. Japan 10 Year Bond: Japaneese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

At April 30, 2006, the Portfolio had sufficient cash and/or securities to cover potential obligations arising from open futures and forward contracts, as well as margin requirements on open futures contracts.

Strategic Income Portfolio as of April 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Credit Default Swaps
Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
4,000,000	USD	4/6/2009	Agreement with JP Morgan Chase Bank dated 4/6/2004 to pay 3.60% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, JP Morgan Chase Bank agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to JP Morgan Chase Bank.	$(296,222)

10,000,000	USD	4/20/2010	Agreement with JP Morgan Chase Bank dated 4/1/2005 to pay 3.16% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, JP Morgan Chase Bank agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to JP Morgan Chase Bank.	(706,621)

5,000,000	USD	6/20/2011	Agreement with JP Morgan Chase Bank dated 4/26/2006 to pay 1.88% per year times the notional amount. In exchange for that periodic payment, upon a default event in the Republic of the Philippines, JP Morgan Chase Bank agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by the Republic of the Philippines to JP Morgan Chase Bank.	(23,707)

5,000,000	USD	4/6/2014	Agreement with Morgan Stanley Capital Services Inc. dated 4/6/2004 to pay 4.05% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, Morgan Stanley Capital Services Inc. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to Morgan Stanley Capital Services Inc.	(674,633)

4,000,000	USD	1/29/2009	Agreement with Morgan Stanley Capital Services Inc. dated 1/29/2004 to pay 3.40% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, Morgan Stanley Capital Services Inc. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to Morgan Stanley Capital Services Inc.	(260,273)

50,000,000	USD	6/20/2015	Agreement with Goldman Sachs Capital Markets L.P., dated 6/16/2005 to pay 0.29% per year times the notional amount. In exchange for that periodic payment, upon a default event in Greece, Goldman Sachs Capital Markets L.P. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Greece to Goldman Sachs Capital Markets L.P.	(115,528)

30,000,000	USD	6/20/2020	Agreement with Goldman Sachs Capital Markets L.P., dated 3/23/2005 to pay 0.20% per year times the notional amount. In exchange for that periodic payment, upon a default event in Greece, Goldman Sachs Capital Markets L.P. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Greece to Goldman Sachs Capital Markets L.P.	224,367

6,000,000	USD	1/20/2011	Agreement with Barclays Bank, PLC dated 1/18/2006 to pay 0.75% per year times the notional amount. In exchange for that periodic payment, upon a default event in the Arab Republic of Egypt, Barclays Bank, PLC agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by the Arab Republic of Egypt to Barclays Bank, PLC.	(33,777)

Strategic Income Portfolio as of April 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
20,000,000	USD	6/20/2020	Agreement with Credit Suisse First Boston dated 3/23/2005 to pay 0.195% per year times the notional amount. In exchange for that periodic payment, upon a default event in Greece, Credit Suisse First Boston agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Greece to Credit Suisse First Boston.	$159,242

5,000,000	USD	6/20/2011	Agreement with Credit Suisse First Boston dated 4/26/2006 to pay 1.88% per year times the notional amount. In exchange for that periodic payment, upon a default event in the Republic of the Philippines, Credit Suisse First Boston agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by the Republic of the Philippines to Credit Suisse First Boston.	(23,707)

5,000,000	USD	6/20/2011	Agreement with Citigroup Global Markets, Inc. dated 4/26/2006 to pay 1.88% per year times the notional amount. In exchange for that periodic payment, upon a default event in the Republic of the Philippines, Citigroup Global Markets agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by the Republic of the Philippines to Citigroup Global Markets, Inc.	(23,707)

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments at April 30, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$482,379,210
Gross unrealized appreciation	$2,918,711
Gross unrealized depreciation	(11,138,752)
Net unrealized depreciation	$(8,220,041)

The net unrealized appreciation on foreign currency, swaps, forwards and futures contracts at April 30, 2006 on a federal income tax basis was $293,274.

Strategic Income Portfolio as of April 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Strategic Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Strategic Income Portfolio (the "Portfolio") at April 30, 2006, and the results of its operations, the changes in its net assets, and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2006

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the Strategic Income Portfolio, the Boston Income Portfolio, the Floating Rate Portfolio, the High Income Portfolio and the Investment Grade Income Portfolio (the "Portfolios"), the portfolios in which the Eaton Vance Strategic Income Fund (the "Fund") invests, each with Boston Management and Research (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Portfolios.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high grade debt securities. With respect to the Floating Rate Portfolio, the Board noted the experience of the Adviser's 29 bank loan investment professionals and other personnel who provide services to the Portfolios, including four portfolio managers and 15 analysts. With respect to the Boston Income Portfolio and High Income Portfolios, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five-and ten-year periods ended September 30, 2005 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that on a risk-adjusted basis, the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolios and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint for the Floating Rate Portfolio with respect to assets that exceed $10 billion, and for the Boston Income Portfolio with respect to assets that exceed $5 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, several of which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Strategic Income Fund

INVESTMENT MANAGEMENT

Eaton Vance Strategic Income Fund

Officers
Thomas E. Faust Jr.
President
William H. Ahern, Jr.
Vice President
Cynthia J. Clemson
Vice President
Kevin S. Dyer
Vice President
Aamer Khan
Vice President
Thomas H. Luster
Vice President
Michael R. Mach
Vice President
Robert B. MacIntosh
Vice President
Cliff Quisenberry, Jr.
Vice President
Duncan W. Richardson
Vice President
Walter A. Row III
Vice President
Judith A. Saryan
Vice President
Susan Schiff
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Strategic Income Portfolio

Officers Mark S. Venezia President Susan Schiff Vice President Dan A. Maalouly Treasurer Alan R. Dynner Secretary Paul M. O'Neil Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

This Page Intentionally Left Blank

Investment Adviser of Strategic Income Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Strategic Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer and Dividend Disbursing Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers, LLP

125 High Street

Boston, MA 02110

Eaton Vance Strategic Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

028-6/06  SISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)                       Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)                   Treasurer’s Section 302 certification.

(a)(2)(ii)                  President’s Section 302 certification.

(b)                           Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Income Portfolio

By:	/s/ Mark S. Venezia
Mark S. Venezia
President

June 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dan A. Maalouly
Dan A. Maalouly
Treasurer

June 16, 2006

By:	/s/ Mark S. Venezia
Mark S. Venezia
President

June 16, 2006